UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/10/2007

DAYSTAR TECHNOLOGIES INC
(Exact name of registrant as specified in its charter)

Commission File Number:  -50508

DE	84-1390053
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

13 Corporate Drive
Halfmoon NY 12065
(Address of principal executive offices, including zip code)

518 383-4600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 10, 2007, Dr. John R. Tuttle resigned from the Board of Directors of DayStar Technologies, Inc. A copy of Dr. Tuttle's letter of resignation is attached as Exhibit 17.1.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.        Description

17.1                    Letter of resignation dated July 10, 2007

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYSTAR TECHNOLOGIES INC

Date: July 16, 2007	By:	/s/ Stephan J. De Luca
Stephan J. De Luca
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-17.1	Letter of resignation dated July 10, 2007